                                                                    EXHIBIT 25.1


================================================================================

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|
                           ---------------------------

                            BNY MIDWEST TRUST COMPANY
                 (formerly known as CTC Illinois Trust Company)
               (Exact name of trustee as specified in its charter)

Illinois                                                     36-3800435
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

2 North LaSalle Street
Suite 1020
Chicago, Illinois                                            60602
(Address of principal executive offices)                     (Zip code)

                           ---------------------------

                             MSX International, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                     38-3323099
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

22355 West Eleven Mile Road
Southfield, Michigan                                         48034
(Address of principal executive offices)                     (Zip code)

                            MSX International Limited
               (Exact name of obligor as specified in its charter)

England and Wales                                            Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

Endeavour Drive
Festival Business Park
Basildon, Essex
England                                                      SS14 3WF
(Address of principal executive offices)                     (Zip code)

                       MSX International (Holdings), Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                     38-3325699
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                   MSX International Services (Holdings), Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                     38-3516524
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                  MSX International European (Holdings), L.L.C.
               (Exact name of obligor as specified in its charter)

Delaware                                                     38-3569668
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                   MSX International DealerNet Services, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                     38-3491066
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                    MSX International Business Services, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                     38-3323109
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                      Creative Technology Services, L.L.C.
               (Exact name of obligor as specified in its charter)

Michigan                                                     38-3740896
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                   MSX International Technology Services, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                     38-2703800
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                  MSX International Engineering Services, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                     38-3323110
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                       Intranational Computer Consultants
               (Exact name of obligor as specified in its charter)

California                                                   68-0089953
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                     Programming Management & Systems, Inc.
               (Exact name of obligor as specified in its charter)

Missouri                                                     43-1334777
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                       Chelsea Computer Consultants, Inc.
               (Exact name of obligor as specified in its charter)

New York                                                     13-3722545
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        Millennium Computer Systems, Inc.
               (Exact name of obligor as specified in its charter)

New York                                                     13-3917112
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                    Management Resources International, Inc.
               (Exact name of obligor as specified in its charter)

Michigan                                                     31-1124522
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                      Pilot Computer Services, Incorporated
               (Exact name of obligor as specified in its charter)

California                                                   68-0270013
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                    MSX International Platform Services, LLC
               (Exact name of obligor as specified in its charter)

Michigan                                                     38-3629457
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                           MegaTech Engineering, Inc.
               (Exact name of obligor as specified in its charter)

Michigan                                                     38-2608104
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                  MSX International Strategic Technology, Inc.
               (Exact name of obligor as specified in its charter)

Michigan                                                     38-3625802
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

c/o MSX International, Inc.
22355 West Eleven Mile Road
Southfield, Michigan                                         48034
(Address of principal executive offices)                     (Zip code)

                        11% Senior Secured Units due 2007
                       (Title of the indenture securities)



================================================================================

1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.



-----------------------------------------------------------------------------------------
                       Name                                    Address
-----------------------------------------------------------------------------------------
     Office of Banks & Trust Companies of the State     500 E. Monroe Street
     of Illinois                                        Springfield, Illinois 62701-1532

     Federal Reserve Bank of Chicago                    230 S. LaSalle Street
                                                        Chicago, Illinois 60603


     (b)       Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.
     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of Articles of Incorporation of BNY Midwest Trust Company (formerly CTC Illinois Trust Company, formerly Continental Trust Company) as now in effect. (Exhibit 1 to Form T-1 filed with the Registration Statement No. 333-47688.)

     2,3. A copy of the Certificate of Authority of the Trustee as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 2 to Form T-1 filed with the Registration Statement No. 333-47688.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with the Registration Statement No. 333-47688.)

     6.        The consent of the Trustee required by Section 321(b) of the Act.
               (Exhibit 6 to Form T-1 filed with the Registration Statement No. 333-47688.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, BNY Midwest Trust Company, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 24th day of September, 2003.


                                          BNY Midwest Trust Company


                                          By:  /S/     D. DONOVAN
                                              ----------------------------------
                                                Name:  D. DONOVAN
                                                Title: ASSISTANT VICE PRESIDENT

                         OFFICE OF BANKS AND REAL ESTATE
                       BUREAU OF BANKS AND TRUST COMPANIES

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY MIDWEST TRUST COMPANY
                             2 NORTH LASALLE STREET
                                   SUITE 1020
                             CHICAGO, ILLINOIS 60602

Including the institution's domestic and foreign subsidiaries completed as of the close of business on June 30, 2003, submitted in response to the call of the Office of Banks and Real Estate of the State of Illinois.


                             ASSETS                                THOUSANDS OF DOLLARS
                             ------                                --------------------

1.    Cash and Due from Depository Institutions..............             28,746
2.    U.S. Treasury Securities...............................              - 0 -
3.    Obligations of States and Political Subdivisions.......              - 0 -
4.    Other Bonds, Notes and Debentures......................              - 0 -
5.    Corporate Stock........................................              - 0 -
6.    Trust Company Premises, Furniture, Fixtures and Other
      Assets Representing Trust Company Premises.............                831
7.    Leases and Lease Financing Receivables.................              - 0 -
8.    Accounts Receivable....................................              4,538
9.    Other Assets...........................................
      (Itemize amounts greater than 15% of Line 9)                        86,881

              GOODWILL ......................................             86,813


10.   TOTAL ASSETS...........................................            120,996

                         OFFICE OF BANKS AND REAL ESTATE
                       BUREAU OF BANKS AND TRUST COMPANIES

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY MIDWEST TRUST COMPANY
                             2 NORTH LASALLE STREET
                                   SUITE 1020
                             CHICAGO, ILLINOIS 60602

                            LIABILITIES                            THOUSANDS OF DOLLARS
                            -----------                            --------------------
11.   Accounts Payable.......................................                 14
12.   Taxes Payable..........................................              - 0 -
13.   Other Liabilities for Borrowed Money...................             25,425
14.   Other Liabilities......................................
      (Itemize amounts greater than 15% of Line 14)                        9,480

              Taxes Payable to Parent Company................              5,181
              Reserve for Taxes..............................              3,991

15.   TOTAL LIABILITIES
                                                                          34,919
                              EQUITY CAPITAL
                              --------------
16.   Preferred Stock........................................              - 0 -
17.   Common Stock...........................................              2,000
18.   Surplus................................................             62,130
19.   Reserve for Operating Expenses.........................              - 0 -
20.   Retained Earnings (Loss)...............................             21,947
21.   TOTAL EQUITY CAPITAL...................................             86,077
22.   TOTAL LIABILITIES AND EQUITY CAPITAL...................            120,996

I,   Keith A. Mica, Vice President
     ---------------------------------------------------------------------------
              (Name and Title of Officer Authorized to Sign Report)

of BNY Midwest Trust Company certify that the information contained in this statement is accurate to the best of my knowledge and belief. I understand that submission of false information with the intention to deceive the Commissioner or his Administrative officers is a felony.

                                /s/ Keith A. Mica
               --------------------------------------------------
                (Signature of Officer Authorized to Sign Report)

Sworn to and subscribed before me this 29th day of      July     , 2003.
My Commission expires May 15, 2007.

                                          /s/ Joseph A. Giacobino, Notary Public
                                         -------------------------

(Notary Seal)



Person to whom Supervisory Staff should direct questions concerning this report.


          Christine Anderson                             (212) 437-5984
  ---------------------------------         ------------------------------------
                 Name                              Telephone Number (Extension)